SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of earliest event reported: November 15, 2001

SAGENT TECHNOLOGY, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-25315 (Commission File Number)	94-3225290 (I.R.S. Employer Identification No.)

800 W. El Camino Real, Suite 300
Mountain View, CA 94040

(Address, including zip code, of principal executive offices)

(650) 815-3100
(Registrant’s telephone number, including area code)

Item 5. Other Events.
Item 7. Financial Statements and Exhibits.
EXHIBIT INDEX
Exhibit 99.1

Item 5. Other Events.

     On November 15, 2001, Sagent Technology, Inc. announced the appointment of Steven R. Springsteel to the position of Executive Vice President and Chief Financial Officer. A copy of the press release announcing Mr. Springsteel’s appointment is filed herewith as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits.

99.1	Text of Press Release dated November 15, 2001.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAGENT TECHNOLOGY, INC. a Delaware corporation

Dated: December 4, 2001	By:	/s/ Steven R. Springsteel

Steven R. Springsteel Executive Vice President, Finance & Administration and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Text of Press Release dated November 15, 2001